MUNIVEST
NEW YORK
INSURED
FUND, INC.





FUND LOGO





Annual Report

October 31, 1995





This report, including the financial information herein, is transmitted to the shareholders of MuniVest New York
Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common
Stock shareholders.

MuniVest
New York Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MUNIVEST NEW YORK INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniVest New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock share-holders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevail-ing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates.
At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock share-holders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated com-pletely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
MVY





DEAR SHAREHOLDER

For the year ended October 31, 1995,
the Common Stock of MuniVest New
York Insured Fund, Inc. earned $0.748
per share income dividends, which
included earned and unpaid dividends
of $0.062. This represents a net
annualized yield of 5.69%, based on a
month-end net asset value of $13.14
per share. Over the same period, the
total investment return on the Fund's
Common Stock was +18.94%, based on
a change in per share net asset value
from $11.79 to $13.14, and assuming
reinvestment of $0.754 per share
income dividends.

For the six-month period ended Octo-
ber 31, 1995, the total investment
return on the Fund's Common Stock
was +8.01%, based on a change in per
share net asset value from $12.55 to
$13.14, and  assuming  reinvestment
of $0.370 per share income dividends.

For the six-month period ended
October 31, 1995, the Fund's Auction
Market Preferred Stock had an aver-
age yield of 3.75%.

The Environment
After losing momentum through the
second calendar quarter of 1995, it
now appears that the US economic
expansion has resumed. Gross domes-
tic product growth for the three
months ended September 30 was
reported to be 4.2%, higher than gener-
ally expected. September durable
goods orders increased a surprisingly
strong 3%, and existing home sales
rose to a near-record level. At the
same time, there is evidence that infla-tionary pressures remain subdued.
Reflecting the trend of renewed eco-
nomic growth--and continued good
news on the inflation front--the Fed-
eral Reserve Board signaled no near-
term shift in monetary policy following
its September meeting. Thus, official
interest rates may not be reduced
further in the immediate future.

Another significant development has
been the strengthening of the US
dollar relative to the yen and the
Deutschemark. Improving interest rate
differentials favoring the US currency,
combined with coordinated central
bank intervention and more positive
investor sentiment, have helped to
bolster the dollar in foreign exchange
markets. Other factors that appear to
be improving the US dollar's outlook in
the near term are a pick-up in capital
flows to the United States and the
prospect of increased capital outflows
from Japan. However, it remains to be
seen if the US dollar's strengthening
trend can continue without significant
improvements in the US budget and
trade deficits.

In the weeks ahead, investor interest
will continue to focus on US economic
activity. Clear signs of a moderate,
noninflationary expansion could fur-
ther benefit the US stock and bond
markets. In addition, should the cur-
rent Federal budget deficit reduction
efforts now underway in Washington
prove successful, the implications
would likely be positive for the US
financial markets.

The Municipal Market
Tax-exempt bond yields continued to
decline during the six-month period
ended October 31, 1995. As measured
by the Bond Buyer Revenue Bond
Index, the yield on uninsured, long-
term municipal revenue bonds fell 30
basis points (0.30%) to end the Octo-
ber period at approximately 6.00%.
While tax-exempt bond yields have
declined dramatically from their highs
one year ago, municipal bond yields
have exhibited considerable yield vol-
atility on a weekly basis. In recent
months, tax-exempt bond yields have
fluctuated by as much as 20 basis
points on a week-to-week basis. US
Treasury bond yields have displayed
similar volatility, but the extent of
their decline has been greater. By the
end of October, long-term US Treasury
bond yields had declined almost 100
basis points to 6.33%. Proposed Fed-
eral tax restructuring continued to
weigh heavily on the tax-exempt bond
market. Thus far in 1995, US Treasury
bond yields have declined approxi-
mately 150 basis points. Municipal
bond yields have fallen approximately
95 basis points as the uncertainty
surrounding any changes to the exist-
ing Federal income tax structure has
prevented the municipal bond market
from rallying as strongly as its taxable counterpart.

A general view of a moderately ex-
panding domestic economy, supported
by a very favorable inflationary envi-
ronment, allowed interest rates to
significantly decline from their recent
highs in November 1994. However, this
decline was not a smooth downward
curve. Conflicting economic indicators
were released during recent months
that have prevented a clear consensus
regarding the near-term direction of
interest rates from being reached. The
resultant uncertainty has prompted
more of a saw-toothed pattern as
interest rate declines were repeatedly
interrupted by indications of stronger-
than-expected economic growth. As
these concerns were overcome by sub-
sequent weaker economic releases,
interest rate declines have resumed.
These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the
Federal Reserve Board have occurred.

However, the municipal bond market's
technical position remained suppor-
tive throughout recent quarters.
Approximately $82 billion in long-term
municipal securities were issued dur-
ing the six months ended October 31,
1995. While this issuance is virtually
identical to underwritings during the
October 31, 1994 quarter, tax-exempt
bond issuance over the last 12 months
remained approximately 25% below
comparable 1994 levels. The munici-
pal bond market should maintain this
positive technical position well into
1996. Annual issuance for 1995 is now
projected to be approximately $140
billion, significantly less than last
year's already low level of $162 billion.
Projected maturities and early redemp-
tions for the remainder of 1995 and
throughout 1996 will lead to a con-
tinued decline in the total outstand-
ing municipal bond supply throughout
1996 and, perhaps, into 1998 should
new bond issuance remain at histori-
cally low levels.

Despite the municipal bond market's
relative underperformance compared
to the US Treasury market thus far in
1995, the extent of the tax-exempt
bond market's rally was nonetheless
quite impressive. Municipal bond
yields have fallen 135 basis points
from their highs reached in November
1994 and municipal bond prices rose
accordingly. Most tax-exempt products
recouped almost all of the losses
incurred in 1994 and are well on their
way to posting double-digit total
returns for all of 1995. This relative
underperformance so far in 1995 pro-
vided long-term investors with the
rare opportunity to purchase tax-
exempt securities at yield levels near
those of taxable securities.

Additionally, many of the factors that
led to the relative underperformance
of the tax-exempt bond market thus
far in 1995, namely investor concern
regarding Federal budget deficit
reductions and proposed changes in
Federal income tax structure, are
nearing resolution. The Federal bud-
get reconciliation process has already
begun, and may be essentially com-
pleted by year-end. Recent public
opinion polls suggest that the majority
of American taxpayers prefer the
existing Federal income tax system
compared to proposed changes, such
as the flat tax or national sales tax.
In an upcoming election year, neither
party is likely to advocate a clearly
unpopular position, particularly one
that can be expected to negatively
impact the Federal budget deficit reduc-tion program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate.
This should allow municipal bond yields
to significantly decline from current
levels in order to return to more normal historic yield relationships.

Portfolio Strategy
As interest rates continued to move
lower at the beginning of May, our
strategy of adding lower-coupon,
longer-maturity issues to the portfolio
continued to  enhance the Fund's net
asset value. Economic releases during
the second quarter of 1995 confirmed
our belief that the economy was in-
deed slowing and the potential of an
ease in interest rates by the Federal
Reserve Board was a real possibility.

In July, the Federal Reserve Board cut
the Federal Fund's target rate by 25
basis points. While the cut was not
significant in size, it did indicate the probable end to any further interest rate increases which had taken a severe toll on the performance of the credit markets during the preceding
12 months.

The economic soft landing that inves-
tors hoped for came into question
during the third quarter of this year
as the economy produced stronger-
than-expected results. This caused a
temporary rise in yields as investors
feared renewed inflationary pressure
along with renewed growth.

The bounce back in economic growth
seems to be waning as we move into
the fourth quarter of 1995. Consumers
have curtailed their spending and
continue to be extremely price con-
scious in the purchase of goods, which
has produced the lowest level of infla-
tion in many years. As a result, we
are anticipating a continued decline
in interest rates during the remainder
of 1995.

While New York experienced a record
delay in approving a budget agreeable
to the legislature and the Governor,
the surge of issuance expected by the
delay was well received by investors.
The main reason for the more orderly
disbursement of the financings was a
result of the close attention the new
administration spent in reviewing the
financing needs of the various author-
ities. This renewed fiscal responsibil-
ity helped the perception of New York
issues in the marketplace and aided
their relative value.

Prior to the budget resolution, issu-
ance in New York was well below 1994
levels. The third quarter of this year
saw volume increase by 30% over 1994
levels. On a year-over-year basis, New
York issuance is down 25%, slightly
higher than volume declines on a
national basis.

In Conclusion
We appreciate your interest in
MuniVest New York Insured Fund,
Inc., and we look forward to assisting
you with your financial needs in the
months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Vice President



(James C. Cahill)
James C. Cahill
Portfolio Manager


November 27, 1995




We are pleased to announce that James
C. Cahill is responsible for the day-to-day management of MuniVest New York
Insured Fund, Inc. Mr. Cahill has been
employed by Merrill Lynch Asset
Management, L.P. (an affiliate of the
Fund's investment adviser) since 1994 as Vice President and Portfolio Manager.
Prior thereto, he was employed by the
Prudential Insurance Company.

PROXY RESULTS
During the six-month period ended October 31, 1995, MuniVest New York Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                             Shares Voted          Shares Voted
                                                                                                 For             Without Authority
1. To elect the Fund's Board of Directors:       Edward H. Meyer                              6,791,707               193,634
                                                 Jack B. Sutherland                           6,793,868               191,473
                                                 J. Thomas Touchton                           6,794,204               191,137
                                                 Arthur Zeikel                                6,793,351               191,990

                                                                                   Shares Voted      Shares Voted     Shares Voted
                                                                                       For              Against         Abstain
2. To select Ernst & Young LLP as the Fund's independent auditors.                  6,714,896           53,953          216,492


During the six-month period ended October 31, 1995, MuniVest New York Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                             Shares Voted          Shares Voted
                                                                                                 For             Without Authority
1. To elect the Fund's Board of Directors:       Donald Cecil                                   1,579                   170
                                                 M. Colyer Crum                                 1,579                   170
                                                 Edward H. Meyer                                1,579                   170
                                                 Jack B. Sutherland                             1,579                   170
                                                 J. Thomas Touchton                             1,579                   170
                                                 Arthur Zeikel                                  1,579                   170

                                                                                   Shares Voted      Shares Voted     Shares Voted
                                                                                       For              Against         Abstain
2. To select Ernst & Young LLP as the Fund's independent auditors.                    1,744                5               0




Portfolio
Abbreviations


To simplify the listings of MuniVest New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                              (in Thousands)
                   S&P       Moody's     Face                                                                               Value
STATE              Ratings   Ratings    Amount     Issue                                                                  (Note 1a)
New York--98.5%                                    Metropolitan Transportation Authority, New York,
                                                   Commuter Facilities Revenue Bonds:
                   AAA       Aaa        $ 2,990      Refunding, Series A, 6.125% due 7/01/2012 (e)                        $  3,113
                   BBB       Baa1         1,000      (Service Contract), Series P, 5.75% due 7/01/2015                         962

                   AAA       Aaa          5,000    Metropolitan Transportation Authority, New York, Transport
                                                   Facilities Revenue Bonds, Series O, 6.375% due 7/01/2020 (e)              5,295

                   A1+       NR*          1,000    Nassau County, New York, IDA, Civic Facilities Revenue Bonds
                                                   (Cold Spring Harbor Laboratory Project), VRDN, 3.95% due 7/01/2019 (a)    1,000

                   AAA       Aaa          3,685    Nassau County, New York, UT, Series P, 6.50% due 11/01/2011 (b)           4,028

                   AAA       Aaa          2,000    New York City, New York, Educational Construction Fund Revenue Bonds,
                                                   Senior Sub-Series B, 5.625% due 4/01/2013 (e)                             2,005

                   AAA       Aaa          5,000    New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                   (USTA National Tennis Center Project), 6.375% due 11/15/2014 (f)          5,295

                   A1+       NR*            400    New York City, New York, IDA, IDR, (Japan Airlines Company Ltd.
                                                   Project) VRDN, AMT, 4% due 11/01/2015 (a)                                   400

                                                   New York City, New York, Municipal Water Finance Authority,
                                                   Water and Sewer System Revenue Bonds (e):
                   AAA       Aaa          3,000      Series B, 5.50% due 6/15/2019                                           2,938
                   AAA       Aaa          4,000      Series F, 5.50% due 6/15/2023                                           3,895

                                                   New York City, New York, UT, Series B (Fiscal 92):
                   BBB+      Baa1         5,000      7.50% due 2/01/2006                                                     5,539
                   AAA       Aaa          2,000      7% due 2/01/2017 (c)                                                    2,226
                   AAA       Aaa          2,000      7% due 2/01/2018 (c)                                                    2,226

                                                   New York State Dormitory Authority Revenue Bonds:
                   AAA       Aaa          5,915      (City University), Third Generation Reserves, Series 2, 6.875%
                                                     due 7/01/2014 (e)                                                       6,539
                   A1+       VMIG1++      1,200      (Cornell University), VRDN, Series B, 3.90% due 7/01/2025 (a)           1,200
                   AAA       Aaa          1,500      Refunding (State University Educational Facilities), Series A,
                                                     5.50% due 5/15/2010 (b)                                                 1,521
                   AAA       Aaa          4,500      Refunding (State University Educational Facilities), Series A,
                                                     5.875% due 5/15/2011 (b)                                                4,713
                   AAA       Aaa          4,315      (Saint Vincent's Hospital and Medical Center), 5.80%
                                                     due 8/01/2025 (c) (d)                                                   4,296
                   AAA       Aaa          1,380      (State University Educational Facilities), Series A,
                                                     5.875% due 5/15/2011 (c)                                                1,445

                   AAA       Aaa          6,640    New York State Energy Research and Development Authority,
                                                   Gas Facilities Revenue Bonds (Brooklyn Union Gas Company),
                                                   AMT, Series B, 6.75% due 2/01/2024 (e)                                    7,085

                   A1+       NR*          1,000    New York State Energy Research and Development Authority, PCR
                                                   (Niagara Power Corporation Project), VRDN, AMT, Series B, 3.95%
                                                   due 7/01/2027 (a)                                                         1,000

                   AAA       Aaa          3,585    New York State HFA, M/F Housing Secured Mortgage Revenue Bonds,
                                                   Series A, 6.30% due 8/15/2026 (c)                                         3,656

                   A         Aaa          8,000    New York State Local Government Assistance Corporation Revenue
                                                   Bonds, Series A, 7.125% due 4/01/2002 (g)                                 9,289

                                                   New York State Medical Care Facilities, Finance Agency Revenue Bonds:
                   AAA       Aaa          4,000      (Mental Health Services Facilities), Series C, 5.25% due 8/15/2014 (b)  3,776
                   AAA       Aaa          3,500      (Montefiore Medical Center), Series A, 5.75% due 2/15/2025 (c) (d)      3,456
                   AAA       Aaa          4,600      (New York Hospital Mortgage), Series A, 6.80% due 8/15/2024 (c) (d)     5,022
                   AAA       Aaa          2,000      (New York Hospital Mortgage), Series A, 6.50% due 8/15/2029 (c) (d)     2,128
                   AAA       Aaa          3,500      Refunding (Mental Health Services Facilities), Series F, 5.25%
                                                     due 2/15/2019 (e)                                                       3,260

                   AAA       Aaa          3,000    New York State Thruway Authority, General Revenue Bonds,
                                                   Series A, 5.50% due 1/01/2023 (b)                                         2,921

                                                   New York State Urban Development Corporation,
                                                   Revenue Refunding Bonds:
                   BBB       Baa1         2,360      (Correctional Facilities), 5.50% due 1/01/2015                          2,209
                   AAA       Aaa         10,000      (Correctional Facilities), Series A, 6.50% due 1/01/2010 (f)           11,026
                   AAA       Aaa          5,000      (Correctional Facilities), Series A, 5% due 1/01/2017 (c)               4,613
                   BBB       Baa1         2,000      (Onondaga County Convention Project), 6.25% due 1/01/2020               2,013

                   AAA       Aaa          1,000    Niagara Falls, New York, Water Treatment Plant, UT, AMT, 7.25%
                                                   due 11/01/2010 (e)                                                        1,167

                                                   Port Authority of New York and New Jersey, Consolidated Bonds:
                   AAA       Aaa          3,000      72nd Series, 7.40% due 10/01/2012 (c)                                   3,457
                   AAA       Aaa          3,185      Refunding, UT, AMT, 97th Series, 6.50% due 7/15/2019 (b)                3,375

                   A1+       VMIG1++        100    Port Authority of New York and New Jersey, Special Obligation
                                                   Revenue Bonds (Versatile Structure Obligation), VRDN, Series 2,
                                                   3.60% due 5/01/2019 (a)                                                     100

                   A1+       VMIG1++      1,800    Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal
                                                   Syracuse University Project), VRDN, 3.90% due 3/01/2023 (a)               1,800

                                                   Triborough Bridge and Tunnel Authority, New York, Special Obligation
                                                   Revenue Refunding Bonds:
                   AAA       Aaa          5,475      Series A, 6.625% due 1/01/2017 (e)                                      5,903
                   AAA       Aaa          5,150      Series B, 6.875% due 1/01/2015 (c)                                      5,650


                   Total Investments (Cost--$133,117)--98.5%                                                               141,542

                   Other Assets Less Liabilities--1.5%                                                                       2,140
                                                                                                                          --------
                   Net Assets--100.0%                                                                                     $143,682
                                                                                                                          ========

                   (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
                   (b)FGIC Insured.
                   (c)AMBAC Insured.
                   (d)FHA Insured.
                   (e)MBIA Insured.
                   (f)FSA Insured.
                   (g)Prerefunded.
                     *Not Rated.
                    ++Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been audited by Ernst & Young LLP.

                   See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                        As of October 31, 1995
Assets:                 Investments, at value (identified cost--$133,117,293) (Note 1a)                               $141,541,932
                        Cash                                                                                                16,905
                        Interest receivable                                                                              2,417,981
                        Deferred organization expense (Note 1e)                                                             15,660
                        Prepaid expenses and other assets                                                                    6,162
                                                                                                                      ------------
                        Total assets                                                                                   143,998,640
                                                                                                                      ------------

Liabilities:            Payables:
                          Dividends to shareholders (Note 1f)                                     $    181,481
                          Investment adviser (Note 2)                                                   58,860             240,341
                                                                                                  ------------
                        Accrued expenses and other liabilities                                                              76,122
                                                                                                                      ------------
                        Total liabilities                                                                                  316,463
                                                                                                                      ------------

Net Assets:             Net assets                                                                                    $143,682,177
                                                                                                                      ============

Capital:                Capital Stock (200,000,000 shares authorized) (Note 4):
                          Preferred Stock, par value $.10 per share (1,960 shares of AMPS*
                          issued and outstanding at $25,000 per share liquidation preference)                         $ 49,000,000
                          Common Stock, par value $.10 per share (7,204,432 shares issued and
                          outstanding)                                                            $    720,443
                        Paid-in capital in excess of par                                           100,237,381
                        Undistributed investment income--net                                           532,766
                        Accumulated realized capital losses on investments--net (Note 5)           (15,233,052)
                        Unrealized appreciation on investments--net                                  8,424,639
                                                                                                  ------------
                        Total--Equivalent to $13.14 net asset value per share of Common Stock
                        (market price--$12.00)                                                                          94,682,177
                                                                                                                      ------------
                        Total capital                                                                                 $143,682,177
                                                                                                                      ============

                       *Auction Market Preferred Stock.

                        See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                        For the Year Ended October 31, 1995
Investment              Interest and amortization of premium and discount earned                                       $ 8,281,991
Income (Note 1d):

Expenses:               Investment advisory fees (Note 2)                                           $  694,712
                        Commission fees (Note 4)                                                       124,283
                        Professional fees                                                               76,825
                        Printing and shareholder reports                                                41,712
                        Transfer agent fees                                                             37,045
                        Accounting services (Note 2)                                                    22,673
                        Directors' fees and expenses                                                    22,627
                        Listing fees                                                                    16,170
                        Custodian fees                                                                  13,211
                        Pricing fees                                                                     6,473
                        Amortization of organization expenses (Note 1e)                                  6,275
                        Other                                                                           10,918
                                                                                                    ----------
                        Total expenses before reimbursement                                          1,072,924
                        Reimbursement of expenses (Note 2)                                             (34,961)
                                                                                                    ----------
                        Total expenses after reimbursement                                                               1,037,963
                                                                                                                       -----------
                        Investment income--net                                                                           7,244,028
                                                                                                                       -----------

Realized &              Realized loss on investments--net                                                               (8,401,860)
Unrealized Gain         Change in unrealized appreciation/depreciation on investments--net                              18,187,404
(Loss) on                                                                                                              -----------
Investments--Net        Net Increase in Net Assets Resulting from Operations                                           $17,029,572
(Notes 1b, 1d                                                                                                          ===========
& 3):

                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year Ended October 31,
                        Increase (Decrease) in Net Assets:                                               1995             1994
Operations:             Investment income--net                                                       $  7,244,028     $  7,389,100
                        Realized loss on investments--net                                              (8,401,860)      (6,831,186)
                        Change in unrealized appreciation/depreciation on investments--net             18,187,404      (15,186,065)
                                                                                                     ------------     ------------
                        Net increase (decrease) in net assets resulting from operations                17,029,572      (14,628,151)
                                                                                                     ------------     ------------

Dividends &             Investment income--net:
Distributions to          Common Stock                                                                 (5,428,929)      (6,182,613)
Shareholders              Preferred Stock                                                              (1,838,960)      (1,194,786)
(Note 1f):              Realized gain on investments--net:
                          Common Stock                                                                         --         (267,833)
                          Preferred Stock                                                                      --          (42,571)
                                                                                                     ------------     ------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders                                                                (7,267,889)      (7,687,803)
                                                                                                     ------------     ------------

Capital Stock           Offering and underwriting costs resulting from the issuance of
Transactions            Preferred Stock                                                                        --           23,256
(Notes 1e & 4):         Value of shares issued to Common Stock shareholders in reinvestment of
                        dividends and distributions                                                            --          933,698
                                                                                                     ------------     ------------
                        Net increase in net assets derived from capital stock transactions                     --          956,954
                                                                                                     ------------     ------------

Net Assets:             Total increase (decrease) in net assets                                         9,761,683      (21,359,000)
                        Beginning of year                                                             133,920,494      155,279,494
                                                                                                     ------------     ------------
                        End of year*                                                                 $143,682,177     $133,920,494
                                                                                                     ============     ============

                       *Undistributed investment income--net                                         $    532,766     $    556,627
                                                                                                     ============     ============

                        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                         For the
                                                                                                                         Period
                        The folowing per share data and ratios have been derived                                        April 30,
                        from information provided in the financial statements.                   For the Year Ended    1993++ to
                                                                                                      October 31,       Oct. 31,
                        Increase (Decrease) in Net Asset Value:                                    1995        1994       1993
Per Share               Net asset value, beginning of period                                    $  11.79    $  14.90    $  14.18
Operating                                                                                       --------    --------    --------
Performance:            Investment income--net                                                      1.00        1.03         .48
                        Realized and unrealized gain (loss) on investments--net                     1.36       (3.06)        .80
                                                                                                --------    --------    --------
                        Total from investment operations                                            2.36       (2.03)       1.28
                                                                                                --------    --------    --------
                        Less dividends and distributions to Common Stock shareholders:
                          Investment income--net                                                    (.75)       (.86)       (.34)
                          Realized gain on investments--net                                           --        (.04)         --
                                                                                                --------    --------    --------
                        Total dividends and distributions to Common Stock shareholders              (.75)       (.90)       (.34)
                                                                                                --------    --------    --------
                        Capital charge resulting from issuance of Common Stock                        --          --        (.03)
                                                                                                --------    --------    --------
                        Effect of Preferred Stock activity:++++
                          Dividends and distributions to Preferred Stock shareholders:
                            Investment income--net                                                  (.26)       (.17)       (.06)
                            Realized gain on investments--net                                         --        (.01)         --
                          Capital charge resulting from issuance of Preferred Stock                   --          --        (.13)
                                                                                                --------    --------    --------
                        Total effect of Preferred Stock activity                                    (.26)       (.18)       (.19)
                                                                                                --------    --------    --------
                        Net asset value, end of period                                          $  13.14    $  11.79    $  14.90
                                                                                                ========    ========    ========
                        Market price per share, end of period                                   $  12.00    $  10.50    $  14.75
                                                                                                ========    ========    ========

Total Investment        Based on market price per share                                           21.97%     (23.65%)       .59%+++
Return:**                                                                                       ========    ========    ========
                        Based on net asset value per share                                        18.94%     (15.13%)      7.49%+++
                                                                                                ========    ========    ========

Ratios to Average       Expenses, net of reimbursement                                              .75%        .64%        .35%*
Net Assets:***                                                                                  ========    ========    ========
                        Expenses                                                                    .77%        .74%        .79%*
                                                                                                ========    ========    ========
                        Investment income--net                                                     5.22%       5.06%       4.75%*
                                                                                                ========    ========    ========

Supplemental            Net assets, net of Preferred Stock, end of period (in thousands)        $ 94,682    $ 84,920    $106,279
Data:                                                                                           ========    ========    ========
                        Preferred Stock outstanding, end of period (in thousands)               $ 49,000    $ 49,000    $ 49,000
                                                                                                ========    ========    ========
                        Portfolio turnover                                                       192.08%      74.77%      10.81%
                                                                                                ========    ========    ========

Dividends               Investment income--net                                                  $    938    $    610    $    242
Per Share on
Preferred Stock
Outstanding:++++++



                       *Annualized.
                      **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                     ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                      ++Commencement of Operations.
                    ++++The Fund's Preferred Stock was issued on June 1, 1993.
                  ++++++Dividends per share have been adjusted to reflect a two-for-one stock split.
                     +++Aggregate total investment return.

                        See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges.
Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily avail-able are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valua-tions furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the con-tract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax pro-vision is required.

(d) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organiza-tion expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1995, FAM earned fees of $694,712, of which $34,961 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $256,905,684 and $246,827,975, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                                 Realized      Unrealized
                                                  Losses         Gains
Long-term investments                          $(6,802,585)    $8,424,639
Financial futures contracts                     (1,599,275)            --
                                               -----------     ----------
Total                                          $(8,401,860)    $8,424,639
                                               ===========     ==========

As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $8,424,639, of which $8,432,656 related to appreciated securities and $8,017 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $133,117,293.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 7,204,432. At October 31, 1995, total paid-in capital amounted to $100,957,824.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.70%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 1,960 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $24,836.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $101,497 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $13,810,000, of which $6,831,000 expires in 2002 and $6,979,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.062339 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniVest New York Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniVest New York Insured Fund, Inc., including the sched-ule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New York Insured Fund, Inc. at October 31,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)
Ernst & Young LLP
Princeton, New Jersey
November 30, 1995
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniVest New York Insured Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



PER SHARE INFORMATION (unaudited)

Per Share
Selected Quarterly
Financial Data*
                                          Net      Realized   Unrealized            Dividends/Distributions
                                      Investment     Gains      Gains     Net Investment Income     Capital Gains
For the Period                          Income     (Losses)   (Losses)    Common      Preferred   Common  Preferred
November 1, 1993 to January 31, 1994     $.26       $ .01      $ .20       $.22          $.04      $.04      $.01
February 1, 1994 to April 30, 1994        .26         .02      (2.27)       .22           .04        --        --
May 1, 1994 to July 31, 1994              .26        (.01)       .28        .21           .04        --        --
August 1, 1994 to October 31, 1994        .25        (.97)      (.32)       .21           .05        --        --
November 1, 1994 to January 31, 1995      .25       (1.56)      1.86        .19           .07        --        --
February 1, 1995 to April 30, 1995        .25         .20        .27        .19           .06        --        --
May 1, 1995 to July 31, 1995              .25         .11        .14        .18           .07        --        --
August 1, 1995 to October 31, 1995        .25         .09        .25        .19           .06        --        --

                                                             Net Asset Value              Market Price**
For the Period                                               High       Low            High          Low     Volume***
November 1, 1993 to January 31, 1994                       $15.07     $14.37         $15.00        $13.50       531
February 1, 1994 to April 30, 1994                          15.01      12.08          15.00         11.75       400
May 1, 1994 to July 31, 1994                                13.61      12.40          13.00         11.625      527
August 1, 1994 to October 31, 1994                          13.11      11.79          12.375        10.375      926
November 1, 1994 to January 31, 1995                        12.08      10.89          11.125         9.125    1,369
February 1, 1995 to April 30, 1995                          12.94      12.10          11.875        10.875      337
May 1, 1995 to July 31, 1995                                13.44      12.54          12.25         11.00       619
August 1, 1995 to October 31, 1995                          13.25      12.57          12.00         11.25       553

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.


